DEFERRED CHARGES (Tables)	12 Months Ended
Dec. 31, 2012
DEFERRED CHARGES [Abstract]
Deferred Charges
Deferred charges represent financing costs, principally bank fees that are capitalized and amortized to other financial items over the life of the debt instrument. If a loan is repaid early, any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid. The deferred charges are comprised of the following amounts:

(in thousands of $)	2012	2011
Debt arrangement fees and other deferred financing charges	19,684	11,280
Accumulated amortization	(4,661)	(3,538)
	15,023	7,742